UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY
Investment Company Act file number 811-21969
The Gabelli Global Deal Fund

(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: September 30, 2009
Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.
The Schedule(s) of Investments is attached herewith.

The Gabelli Global Deal Fund
Third Quarter Report
September 30, 2009
To Our Shareholders,
          During the third quarter of 2009, The Gabelli Global Deal Fund’s (the “Fund”) total return was 3.3% on a net asset value (“NAV”) basis while the 3 Month U.S. Treasury Bill Index rose 0.1% over the same period. The total return for the Fund’s publicly traded shares was 12.1% for the third quarter.
          Enclosed is the investment portfolio as of September 30, 2009.
Comparative Results
Average Annual Returns through September 30, 2009 (a)

					Since
		Year to			Inception
	Quarter	Date	1 Year	2 Year	(01/31/07)
Gabelli Global Deal Fund
NAV Total Return (b)	3.25%	5.48%	3.20%	0.06%	1.69%
Investment Total Return (c)	12.05	19.95	15.88	2.44	(2.33)
3 Month U.S. Treasury Bill Index	0.07	0.17	0.39	1.35	2.54
S&P 500 Index	15.59	19.27	(6.91)	(14.77)	(8.85)

(a)
Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month end) date. The S&P 500 Index is an unmanaged indicator of stock market performance. Dividends are considered reinvested except for the 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index.

(b)
Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)
Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI GLOBAL DEAL FUND
SCHEDULE OF INVESTMENTS
September 30, 2009 (Unaudited)

		Market
Shares		Value

	COMMON STOCKS — 44.4%
	Aerospace and Defense — 0.3%
60,000	Hi-Shear Technology Corp.	$1,144,200

	Agriculture — 0.0%
1,000	Provimi SA	18,277

	Business Services — 1.4%
8,000	Acxiom Corp.†	75,680
200,000	BPW Acquisition Corp.†	1,958,000
74,200	Clear Channel Outdoor Holdings Inc., Cl. A†	519,400
115,000	Diebold Inc.	3,786,950
1,000	Pomeroy IT Solutions Inc.†	6,450

		6,346,480

	Cable and Satellite — 0.0%
27,000	Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	183,092

	Computer Hardware — 0.2%
50,000	SanDisk Corp.†	1,085,000

	Computer Software and Services — 15.2%
82,000	Affiliated Computer Services Inc., Cl. A†	4,441,940
2,000	i2 Technologies Inc.†	32,080
20,000	Mentor Graphics Corp.†	186,200
221,700	MSC.Software Corp.†	1,864,497
500,000	Omniture Inc.†	10,720,000
400,000	Perot Systems Corp., Cl. A†	11,880,000
21,600	Soapstone Networks Inc.	11,988
400,000	SPSS Inc.†	19,980,000
1,950,000	Sun Microsystems Inc.†	17,725,500
110,000	Yahoo! Inc.†	1,959,100

		68,801,305

	Consumer Products — 0.3%
42,000	Harman International Industries Inc.	1,422,960
12,000	Heelys Inc.	25,440

		1,448,400

	Diversified Industrial — 1.5%
50,000	GenTek Inc.†	1,902,000
475,000	Myers Industries Inc.	5,115,750

		7,017,750

	Educational Services — 0.0%
1,000	Corinthian Colleges Inc.†	18,560

	Electronics — 0.6%
211,700	Alliance Semiconductor Corp.	55,042
102,000	Bel Fuse Inc., Cl. A	1,888,020
3,000	Chartered Semiconductor Manufacturing Ltd., ADR†	55,050
28,000	International Rectifier Corp.†	545,720
2,400	NYFIX Inc.†	3,960

		2,547,792

	Energy and Utilities — 4.4%
1,000	BJ Services Co.	19,430
50,000	Canadian Hydro Developers Inc.†	240,508
55,000	Constellation Energy Group Inc.	1,780,350
275,000	Endesa SA	9,086,719

		Market
Shares		Value

127,000	Great Plains Energy Inc.	$2,279,650
20,000	Hiland Holdings GP LP	47,600
8,000	Hiland Partners LP	61,200
86,000	NorthWestern Corp.	2,100,980
125,000	NRG Energy Inc.†	3,523,750
1,000	Origin Energy Ltd.	14,398
100,000	Parallel Petroleum Corp.†	317,000
100,000	UTS Energy Corp.†	161,584
100,000	WesternZagros Resources Ltd.†	201,747

		19,834,916

	Entertainment — 0.8%
5,000	Marvel Entertainment Inc.†	248,100
290,000	Take-Two Interactive Software Inc.†	3,250,900

		3,499,000

	Environmental Services — 0.2%
40,000	Republic Services Inc.	1,062,800

	Equipment and Supplies — 0.1%
5,500	The Middleby Corp.†	302,555

	Financial Services — 1.4%
80,600	Odyssey Re Holdings Corp.	5,223,686
142,000	SLM Corp.†	1,238,240

		6,461,926

	Food and Beverage — 1.1%
30,000	Cadbury plc, ADR	1,536,300
130,000	China Huiyuan Juice Group Ltd.	83,032
260,000	Lion Nathan Ltd.	2,626,310
5,000	OZEKI Co. Ltd.	207,765
10,000	PepsiAmericas Inc.	285,600
1,000	Reddy Ice Holdings Inc.†	5,440
2,000	Super de Boer NV†	12,146

		4,756,593

	Health Care — 10.6%
27,500	ArthroCare Corp.†	560,725
80,000	Aspect Medical Systems Inc.†	958,400
3,000	Biogen Idec Inc.†	151,560
25,000	Crucell NV, ADR†	572,250
2,000	Enzon Pharmaceuticals Inc.†	16,500
5,000	Facet Biotech Corp.†	86,450
6,000	Fresenius Kabi Pharmaceuticals Holding Inc., CVR†	3,480
44,500	Indevus Pharmaceuticals Inc., Escrow† (a)	48,950
12,000	Life Sciences Research Inc.†	95,520
8,500	Life Technologies Corp.†	395,675
250,000	Schering-Plough Corp.	7,062,500
800,000	Sepracor Inc.†	18,320,000
250,000	Varian Inc.†	12,765,000
140,000	Wyeth	6,801,200

		47,838,210

	Hotels and Gaming — 0.1%
43,000	MGM Mirage†	517,720

	Materials — 0.0%
5,000	Intertape Polymer Group Inc.†	13,250

See accompanying notes to schedule of investments.

THE GABELLI GLOBAL DEAL FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2009 (Unaudited)

		Market
Shares		Value

	COMMON STOCKS (Continued)
	Media — 1.3%
72,000	APN News & Media Ltd.	$130,848
247,000	Cablevision Systems Corp., Cl. A	5,866,250

		5,997,098

	Metals and Mining — 0.2%
20,000	Forsys Metals Corp.†	67,996
25,000	Lonmin plc†	668,833
2,000	Uranium One Inc.†	4,801
15,000	Xstrata plc†	221,145

		962,775

	Publishing — 0.0%
136,000	SCMP Group Ltd.	22,111

	Restaurants — 0.0%
1,000	Landry’s Restaurants Inc.†	10,500

	Retail — 0.0%
1,000	Tween Brands Inc.†	8,390

	Semiconductors — 0.1%
58,000	Emulex Corp.†	596,820

	Specialty Chemicals — 0.4%
40,000	Ashland Inc.	1,728,800

	Telecommunications — 4.2%
20,000	AS Eesti Telekom	185,261
832,500	Asia Satellite Telecommunications Holdings Ltd.	1,256,798
70,000	BCE Inc.	1,726,900
1,320,000	Centennial Communications Corp.†	10,533,600
30,000	D&E Communications Inc.	344,700
170,000	GVT Holding SA†	3,893,994
4,000	iBasis Inc.†	8,480
15,000	net mobile AG†	137,848
70,000	Portugal Telecom SGPS SA	741,117
10,000	SkyTerra Communications Inc.†	48,200

		18,876,898

	Transportation — 0.0%
1,000	OSG America LP.†	10,150

	TOTAL COMMON STOCKS	201,111,368

Principal
Amount
	CONVERTIBLE CORPORATE BONDS — 1.9%
	Business Services — 0.2%
$1,000,000	The Interpublic Group of Companies Inc., Cv., 4.250%, 03/15/23	988,750

	Computer Hardware — 0.1%
500,000	SanDisk Corp., Cv., 1.000%, 05/15/13	391,250

	Consumer Products — 0.2%
1,000,000	Eastman Kodak Co., Cv., 3.375%, 10/15/33	1,005,000

	Hotels and Gaming — 1.1%
4,900,000	International Game Technology, Cv., 2.600%, 12/15/36	4,924,500

Principal		Market
Amount		Value

	Specialty Chemicals — 0.3%
$1,350,000	Ferro Corp., Cv., 6.500%, 08/15/13	$1,201,500

	TOTAL CONVERTIBLE CORPORATE BONDS	8,511,000

	CORPORATE BONDS — 0.1%
	Diversified Industrial — 0.0%
150,000	Park-Ohio Industries Inc., Sub. Deb., 8.375%, 11/15/14	116,250

	Energy and Utilities — 0.1%
600,000	Texas Competitive Electric Holdings Co. LLC, Ser. B (STEP), 10.250%, 11/01/15	435,000

	TOTAL CORPORATE BONDS	551,250

	U.S. GOVERNMENT OBLIGATIONS — 53.6%
242,877,000	U.S. Treasury Bills, 0.051% to 0.355%††, 10/01/09 to 03/25/10	242,803,562

	TOTAL U.S. GOVERNMENT OBLIGATIONS	242,803,562

TOTAL INVESTMENTS — 100.0% (Cost $464,729,365)		$452,977,180

	Aggregate book cost	$464,729,365

	Gross unrealized appreciation	$9,447,880
	Gross unrealized depreciation	(21,200,065)

	Net unrealized appreciation/depreciation	$(11,752,185)

Principal			Settlement	Unrealized
Amount			Date	Depreciation
		FORWARD FOREIGN EXCHANGE CONTRACTS — 0.0%
$3,177,200	(b)	Deliver Australian Dollars in exchange for USD 2,802,926	10/30/09	$(37,141)

(a)
Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At September 30, 2009, the market value of the fair valued security amounted to $48,950 or 0.01% of total investments.

(b)	Principal amount denoted in Australian Dollars.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
STEP	Step coupon bond. The rate disclosed is that in effect at September 30, 2009.
ADR	American Depositary Receipt

	% of
	Market	Market
Geographic Diversification	Value	Value
North America	95.2%	$431,320,406
Europe	3.0	13,366,469
Latin America	1.2	5,233,824
Asia/Pacific	0.6	2,848,716
Japan	0.0	207,765

Total Investments	100.0%	$452,977,180

See accompanying notes to schedule of investments.

THE GABELLI GLOBAL DEAL FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
1. Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
          Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
          Securities and assets for which market quotations are not readily available are fair valued as determined by the Board.
          The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

THE GABELLI GLOBAL DEAL FUND
NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
          The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments and other financial instruments by inputs used to value the Fund’s investments as of September 30, 2009 is as follows:

		Valuation Inputs
	Level 1	Level 2	Level 3	Total
	Quoted	Other Significant	Significant	Market Value
	Prices	Observable Inputs	Unobservable Inputs	at 9/30/09

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks
Health Care	$47,789,260	—	$48,950	$47,838,210
Other Industries (a)	153,273,158	—	—	153,273,158

Total Common Stocks	201,062,418	—	48,950	201,111,368

Convertible Corporate Bonds	—	$8,511,000	—	8,511,000
Corporate Bonds	—	551,250	—	551,250
U.S. Government Obligations	—	242,803,562	—	242,803,562

TOTAL INVESTMENTS IN SECURITIES	$201,062,418	$251,865,812	$48,950	$452,977,180

OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation): *
Contract for Difference Swap Agreements	$—	$62,501	$—	$62,501

OTHER FINANCIAL INSTRUMENTS:
LIABILITIES (Unrealized Depreciation): *
Contract for Difference Swap Agreement	—	(300)	—	(300)

TOTAL OTHER FINANCIAL INSTRUMENTS	$—	$62,201	$—	$62,201

(a)	The industry classifications are detailed in the Schedule of Investments.

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, and swaps which are valued at the unrealized appreciation/depreciation of the investment.

          There were no Level 3 investments held at December 31, 2008.
          The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

								Net change
								in unrealized
								appreciation/
								depreciation
				Change in				during the
	Balance	Accrued	Realized	unrealized	Net	Transfers in	Balance	period on Level 3
	as of	discounts/	gain/	appreciation/	purchases/	and/or out	as of	investments held
	12/31/08	(premiums)	(loss)	depreciation	(sales)	of Level 3	9/30/09	at 9/30/09

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks
Health Care	$—	$—	$—	$48,950	$0	$—	$48,950	$48,950

TOTAL INVESTMENTS IN SECURITIES	$—	$—	$—	$48,950	$0	$—	$48,950	$48,950

THE GABELLI GLOBAL DEAL FUND
NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
2. Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
          Current notional amounts are an indicator of the volume of the Fund’s derivative activities during the period.
          Swap Agreements. The Fund may enter into equity and contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In a swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.
          The Fund has entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc. Details of the swaps at September 30, 2009 are as follows:

				Net Unrealized
Notional	Equity Security	Interest Rate/	Termination	Appreciation/
Amount	Received	Equity Security Paid	Date	Depreciation

	Market Value	One month LIBOR plus 90 bps plus
	Appreciation on:	Market Value Depreciation on:
$112,139 (100,000 Shares)	Gulf Keystone Petroleum Ltd.	Gulf Keystone Petroleum Ltd.	6/25/10	$27,243
953,740 (340,000 Shares)	Chloride Group plc	Chloride Group plc	6/25/10	35,258
5,492 (1,000 Shares)	J Sainsbury plc	J Sainsbury plc	6/25/10	(300)

				$62,201

          For open derivative instruments as of September 30, 2009, see the preceding table, which is also indicative of activity for the year ended December 31, 2008.

THE GABELLI GLOBAL DEAL FUND
NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
          Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.
          There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At September 30, 2009, there were no open futures contracts.
          Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
          The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At September 30, 2009, there were no open forward foreign exchange contracts.
3. Tax Information. Under the current tax law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund’s fiscal year end may be treated as occurring on the first day of the following year. For the year ended December 31, 2008, the Fund deferred capital losses of $31,504.

AUTOMATIC DIVIDEND REINVESTMENT
AND VOLUNTARY CASH PURCHASE PLANS
Enrollment in the Plan
          It is the policy of The Gabelli Global Deal Fund (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their share certificates to American Stock Transfer (“AST”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:
The Gabelli Global Deal Fund
c/o American Stock Transfer
6201 15th Avenue
Brooklyn, NY 11219
          Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact AST at (888) 422-3262.
          If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.
          The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common shares. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive common shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, AST will buy common shares in the open market, or on the NYSE, or elsewhere, for the participants’ accounts, except that AST will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.
          The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan
          The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.
          Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to AST for investments in the Fund’s common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. AST will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. AST will charge each shareholder who participates a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to American Stock Transfer, 6201 15th Avenue, Brooklyn, NY 11219 such that AST receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by AST at least 48 hours before such payment is to be invested.
          Shareholders wishing to liquidate shares held at AST must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $1.00 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.
          For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.
          The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by AST on at least 90 days written notice to participants in the Plan.

THE GABELLI GLOBAL DEAL FUND
AND YOUR PERSONAL PRIVACY
Who are we?
The Gabelli Global Deal Fund (the “Fund”) is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.
What kind of non-public information do we collect about you if you become a shareholder?
When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.
•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•
Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?
We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.
What do we do to protect your personal information?
We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

TRUSTEES AND OFFICERS
THE GABELLI GLOBAL DEAL FUND
One Corporate Center, Rye, NY 10580-1422
Trustees
Mario J. Gabelli, CFA
     Chairman & Chief Executive Officer,
     GAMCO Investors, Inc.

Anthony J. Colavita
     President,
     Anthony J. Colavita, P.C.

James P. Conn
     Former Managing Director &
     Chief Investment Officer,
     Financial Security Assurance Holdings Ltd.

Clarence A. Davis
     Former Chief Executive Officer,
     Nestor, Inc.

Mario d’Urso
     Former Italian Senator

Arthur V. Ferrara
     Former Chairman & Chief Executive Officer,
     Guardian Life Insurance Company of America

Michael J. Melarkey
     Attorney-at-Law,
     Avansino, Melarkey, Knobel & Mulligan

Edward T. Tokar
     Senior Managing Director,
     Beacon Trust Company

Salvatore J. Zizza
     Chairman, Zizza & Co., Ltd.
Officers
Bruce N. Alpert
     President
Carter W. Austin
     Vice President
Peter D. Goldstein
     Chief Compliance Officer
Agnes Mullady
     Treasurer & Secretary
Delian Naydenov
     Assistant Vice President & Ombudsman
David I. Schachter
     Vice President
Investment Adviser
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
Custodian
The Bank of New York Mellon
Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
Transfer Agent and Registrar
American Stock Transfer and Trust Company
Stock Exchange Listing

		8.50%
	Common	Preferred
NYSE-Symbol:	GDL	GDL PrA
Shares Outstanding:	21,187,810	1,920,242

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”
The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.
For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidating value.

TJE GABELLI GLOBAL DEAL FUND ONE CORPORATE CENTER RYE, NY 10580-1422 (914) 921-5070 WWW.GABELI.COM THIRD QUARTER REPORT SEPTEMBER 30, 2009 GDL Q3/2009

Item 2. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Global Deal Fund

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	11/27/09
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer

Date	11/27/09

By (Signature and Title)*	/s/ Agnes Mullady Agnes Mullady, Principal Financial Officer and Treasurer

Date	11/27/09

*	Print the name and title of each signing officer under his or her signature.